Interest Expense, Net (Tables)	12 Months Ended
Dec. 31, 2023
Interest Income (Expense) [Abstract]
Summary of Interest expense, net
Interest expense, net consisted of the following for the years ended December 31, 2023 and 2022:

($ in thousands)	2023	2022
Interest expense – notes and loans payable	(43,575)	(38,528)
Interest expense – financing activities	(11,739)	(11,887)
Accretion of debt discount and amortization of deferred financing fees	(4,416)	(3,951)
Interest expense – leases	$(3,513)	$(3,952)
Interest income	2,148	679
Other interest income (expense)[1]	276	(198)
Total Interest expense, net	$(60,819)	$(57,837)
[1]During the year ended December 31, 2023, the Company recorded $1.2 million of reductions in interest expense related to Valley Ag operating cash flows deferred consideration. See Note 11 for additional information.